UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8797
                                   811-9049

Name of Fund: Merrill Lynch International Fund of Mercury Funds, Inc. Mercury
        Master International Portfolio

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        International Fund of Mercury Funds, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/03

Date of reporting period: 06/01/02 - 05/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Annual Report
May 31, 2003

Merrill Lynch
International Fund

www.mlim.ml.com

                        MERRILL LYNCH INTERNATIONAL FUND

Portfolio Information
As of 5/31/03
(unaudited)

                                                                      Percent of
Ten Largest Holdings                                                  Net Assets
--------------------------------------------------------------------------------
Vodafone Group PLC .................................................      4.4%
BP Amoco PLC .......................................................      4.1
Shell Transport & Trading Company ..................................      2.8
Royal Bank of Scotland Group PLC ...................................      2.8
GlaxoSmithKline PLC ................................................      2.8
TotalFinaElf SA ....................................................      2.8
Novartis AG (Registered Shares) ....................................      2.8
Nestle SA (Registered Shares) ......................................      2.6
Unilever NV 'A' ....................................................      2.4
Diageo PLC .........................................................      2.3
--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Commercial Banks ...................................................     14.7%
Oil & Gas ..........................................................     11.7
Pharmaceuticals ....................................................     10.1
Food Products ......................................................      5.9
Wireless Telecommunication Services ................................      5.6
--------------------------------------------------------------------------------
* For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

                                                                      Percent of
Ten Largest Countries                                                 Net Assets
--------------------------------------------------------------------------------
United Kingdom .....................................................     38.9%
Japan ..............................................................     13.6
France .............................................................     10.2
Switzerland ........................................................      9.9
Italy ..............................................................      5.0
Netherlands ........................................................      3.6
Ireland ............................................................      3.0
Finland ............................................................      2.8
Australia ..........................................................      2.3
Sweden .............................................................      2.2
--------------------------------------------------------------------------------

                                  Merrill Lynch International Fund, May 31, 2003

DEAR SHAREHOLDER

Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There were no changes to the Class B or Class C share class labels. Trading symbols have not been changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.

Investment Environment

Europe, Australasia and Far East (EAFE) equity markets fell during the period as economic data softened and geopolitical tensions, as well as concerns over corporate accounting, led investors to demand a higher risk premium.

Markets fell particularly heavily at the beginning of the 12-month period (June and July 2002) as revelations of further accounting irregularities at high-profile U.S. companies such as WorldCom, Inc. and Xerox Corporation dealt a heavy blow to investor confidence in the United States and in other regions. In Europe, technology and telecommunication stocks were weak, and debt concerns surrounding France Telecom and Deutsche Telekom further hindered performance in this area of the market. In Japan, exporting stocks such as Sony Corporation and Hitachi, Ltd. suffered as doubts were raised about the levels of overseas demand going forward. The Bank of Japan intervened to restrain the yen's strength relative to the dollar.

Markets rallied in August in the wake of severe declines, but fell sharply again in September 2002 because of deteriorating economic data, increasing geopolitical tensions and a weaker-than-expected lead up to the third-quarter reporting season. Sentiment was also negatively impacted by concerns over the solvency of European financials given continued equity market weakness and the flood of rights issues. The Bank of Japan's surprise announcement in late September that it would buy stocks from banks raised hope that the government may move to recapitalize the banking sector and take more aggressive action regarding the liquidation of bad loans. This led to a sharp rally in Japanese bank shares.

Toward the end of the calendar year 2002, European equity markets rallied strongly, underpinned by third-quarter earnings numbers, which were in line with, to marginally ahead of, the market's downgraded estimates. Investors also began to anticipate that the European Central Bank would cut interest rates at its meeting at the beginning of December (this actually materialized), which also helped boost the demand for equities. The Japanese market lagged other regions as investors responded negatively to the rising possibility of forced bankruptcies and a hard landing for the economy, which could arise from the government's planned reforms to address banks' bad debt problems.

Equity markets gave back these gains at the beginning of 2003 as mixed macroeconomic data coupled with mounting tensions over Iraq and North Korea did little to inspire investors' appetite for risk. Furthermore, at the corporate level, although most companies reported fourth-quarter profits in line with or ahead of lowered expectations, guidance for 2003 was generally very cautious, which caused a reappraisal of expectations.

EAFE equity markets rallied strongly toward the end of the period as investors expressed relief as the war in Iraq appeared to have come to a relatively swift conclusion and confidence in a sustained economic recovery increased.

Fiscal Year in Review

The Fund's fiscal year ended May 31, 2003 was a poor period for returns in international stock markets as the unmanaged benchmark Morgan Stanley Capital International EAFE Index posted a return of -12.30% (in U.S. dollar terms). Merrill Lynch International Fund's Class A, Class B, Class C and Class I Shares had total returns of -13.14%, -13.87%, -13.87% and -12.84%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders.)

The Fund underperformed its benchmark for the 12 months ended May 31, 2003. Although our investment selection was positive in the financial and information technology sectors, this was offset by negative contributions from the energy and industrials sectors.

Within the financials sector, our selection of banks was positive. Our holding in Anglo Irish Bank Corporation outperformed as its domestic business continued to grow strongly, aided by good economic growth. Banca Intesa, the Italian bank, also outperformed as its management's cost reduction efforts proved better than investors expected, supporting earnings against a background of slow economic growth. The Fund's relative performance also benefited from our underweighting of Japanese and German banks, which generally performed poorly over the period as a whole on concerns of bad debt provisioning and the poor outlook for revenue growth.

The performance of information technology stocks was highly volatile. However, throughout the period as a whole, our focus on high quality franchises with good management teams where valuations were reasonable, such as Canon, Inc. (office automation and digital cameras) and Nokia Oyj, proved positive. Relative performance was also helped by our avoidance of some of the worst-performing stocks in this sector.

These benefits were partially offset by disappointing performance in the energy sector. Our holdings in BP Amoco PLC underperformed the sector, as production growth did not meet expectations toward the end of 2002. While this was clearly disappointing, our subsequent meetings with management gave us confidence that longer-term growth should come from investment in new and larger projects in selected areas. A further drag on relative performance came from the industrials sector where our holding in Brambles Industries PLC detracted following the company's profit warning in late 2002 as a result of unexpected weakness in its pallet business. This holding was sold, as we became concerned that further problems could emerge.

Portfolio Matters

As we discussed in our last report to shareholders, there was a change in the Fund's management team at the end of September 2002. At that time, there was a transition to a more bottom-up stock selection approach, and the Portfolio was restructured. The changes to the Portfolio since that period are summarized in the following paragraphs.

One of the issues that we noticed at the beginning of 2003 was insurance companies in Europe and the United Kingdom selling equities to observe solvency regulations. We used this price action as an opportunity to add into our existing holdings in Diageo PLC, Unilever NV and Nestle SA as we believed that these shares were undervalued in absolute terms. We were also confident in the potential of these companies given the quality of their managements, franchises and brand portfolios.

In the health care sector, we added to medical equipment companies and established a holding in Olympus Optical Co., Ltd., a medical camera devices business. The company has high market share and is very cash generative. We believe the valuation appeared attractive on a relative basis. We also initiated a position in Centerpulse AG, a Swiss company, which had undergone some restructuring following damages claims against the company in 2001. The new management appears impressive to us, and we believe the shares looked attractively valued.

These transactions were partially funded through reducing our exposure to the financials sector. We initially reduced the Portfolio's exposure to European insurers such as ING Groep NV, where we had concerns over the quality and sustainability of earnings. Later in the period, we also sold our holding in Takefuji Corporation as we believed that government reforms announced in January could ultimately increase unemployment and thus increase bad debt provisioning for consumer finance companies such as Takefuji.

In Conclusion

While we continue to expect a gradual recovery in economic growth to be sustained (supported by stimulative economic policy in the United States), we believe the level of nominal growth is likely to remain modest as corporate deleveraging restrains investment spending and consumer spending growth remains moderate. Following the continued rally in May 2003, valuations in general appear full and some areas such as technology hardware continue to appear to be pricing in overly optimistic assumptions in the medium term.

We therefore retain our focus on investing in what we believe are high-quality franchises at reasonable valuations. This continues to lead us to a balanced strategy, which combines selected cyclicality companies (such as media and materials) with defensive companies (such as beverages and medical equipment) that in our view offer good growth at reasonable valuations.

We thank you for your interest in Merrill Lynch International Fund, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director/Trustee


/s/ Ian Rowley

Ian Rowley
Vice President and Portfolio Manager

June 25, 2003


                                     2 & 3

                                  Merrill Lynch International Fund, May 31, 2003

PERFORMANCE DATA

About Fund
Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives.

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

o Class I Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results

                                                      6-Month        12-Month     Since Inception
As of May 31, 2003                                 Total Return    Total Return    Total Return
=================================================================================================
ML International Fund Class A Shares*                  +4.56%         -13.14%        -21.03%
-------------------------------------------------------------------------------------------------
ML International Fund Class B Shares*                  +4.08          -13.87         -23.88
-------------------------------------------------------------------------------------------------
ML International Fund Class C Shares*                  +4.08          -13.87         -23.88
-------------------------------------------------------------------------------------------------
ML International Fund Class I Shares*                  +4.67          -12.84         -20.11
-------------------------------------------------------------------------------------------------
MSCI Europe, Australasia and Far East Index**          +3.30          -12.30         -15.95
=================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's inception date is 10/30/98.
** This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East. Since inception total return is from 10/31/98.

Class A and
Class B Shares

Total Return
Based on a
$10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C & Class I Shares compared to growth of an investment in the MSCI Europe, Australasia and Far East Index. Beginning and ending values are:

                                    10/30/98**       5/99              5/00             5/01              5/02             5/03
ML International
Fund+--Class A Shares*              $9,475           $9,873            $11,945          $9,686            $8,695           $7,483
ML International
Fund+--Class B Shares*              $10,000          $10,360           $12,399          $9,957            $8,837           $7,469
ML International
Fund+--Class C Shares*              $10,000          $10,360           $12,399          $9,957            $8,838           $7,612
ML International
Fund+--Class I Shares*              $9,475           $9,873            $11,946          $9,687            $8,684           $7,569
MSCI Europe,
Australasia and
Far East Index++                    $10,000          $10,934           $12,829          $10,602           $9,584           $8,405

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Mercury Master International Portfolio. The Portfolio invests primarily in stocks of companies located outside of the United States that its management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East.

      Past performance is not predictive of future performance.

Class A and
Class B Shares

Average Annual
Total Return

                                               % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 5/31/03                              - 13.14%        -17.70%
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/03                                     -  5.02         - 6.13
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                    % Return        % Return
                                                   Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 5/31/03                              - 13.87%        -17.32%
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/03                                     -  5.78         - 6.17
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


                                     4 & 5

                                  Merrill Lynch International Fund, May 31, 2003

Class C and
Class I Shares

Average Annual
Total Return

                                                    % Return        % Return
                                                  Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 5/31/03                              - 13.87%        - 14.73%
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/03                                     -  5.78         -  5.78
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                               % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 5/31/03                              - 12.84%        -17.41%
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/03                                     -  4.78         - 5.89
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
INTERNATIONAL
FUND                     As of May 31, 2003
================================================================================================================================
Assets:                  Investment in Mercury Master International Portfolio, at value
                         (identified cost--$140,273,128) ...................................                       $ 151,972,342
                         Prepaid registration fees .........................................                              57,978
                                                                                                                   -------------
                         Total assets ......................................................                         152,030,320
                                                                                                                   -------------
================================================================================================================================
Liabilities:             Payables:
                           Distributor .....................................................    $       93,179
                           Other affiliates ................................................            89,970
                           Administrator ...................................................            28,601           211,750
                                                                                                --------------
                         Accrued expenses ..................................................                              52,703
                                                                                                                   -------------
                         Total liabilities .................................................                             264,453
                                                                                                                   -------------
================================================================================================================================
Net Assets:              Net assets ........................................................                       $ 151,765,867
                                                                                                                   =============
================================================================================================================================
Net Assets               Class A Shares of Common Stock, $.0001 par value, 100,000,000
Consist of:              shares authorized .................................................                       $         379
                         Class B Shares of Common Stock, $.0001 par value, 100,000,000
                         shares authorized .................................................                               1,063
                         Class C Shares of Common Stock, $.0001 par value, 100,000,000
                         shares authorized .................................................                                 448
                         Class I Shares of Common Stock, $.0001 par value, 100,000,000
                         shares authorized .................................................                                 216
                         Paid-in capital in excess of par ..................................                         276,341,468
                         Accumulated investment loss--net ..................................    $       (8,486)
                         Accumulated realized capital losses on investments and foreign
                         currency transactions from the Portfolio--net .....................      (136,268,435)
                         Unrealized appreciation on investments and foreign currency
                         transactions from the Portfolio--net ..............................        11,699,214
                                                                                                --------------
                         Total accumulated losses--net .....................................                        (124,577,707)
                                                                                                                   -------------
                         Net assets ........................................................                       $ 151,765,867
                                                                                                                   =============
================================================================================================================================
Net Asset                Class A--Based on net assets of $27,838,197 and 3,794,603
Value:                   shares outstanding ................................................                       $        7.34
                                                                                                                   =============
                         Class B--Based on net assets of $75,952,910 and 10,632,737
                         shares outstanding ................................................                       $        7.14
                                                                                                                   =============
                         Class C--Based on net assets of $32,018,278 and 4,483,189
                         shares outstanding ................................................                       $        7.14
                                                                                                                   =============
                         Class I--Based on net assets of $15,956,482 and 2,157,602
                         shares outstanding ................................................                       $        7.40
                                                                                                                   =============
================================================================================================================================

      See Notes to Financial Statements.


                                      6 & 7

                                  Merrill Lynch International Fund, May 31, 2003

STATEMENT OF OPERATIONS

MERRILL LYNCH
INTERNATIONAL
FUND                     For the Year Ended May 31, 2003
================================================================================================================================
Investment Income        Net investment income allocated from the Portfolio:
From the                   Dividends (net of $463,952 foreign withholding tax) .............                       $   3,924,935
Portfolio--Net:            Securities lending--net .........................................                              57,566
                           Interest ........................................................                              30,521
                           Expenses ........................................................                          (1,584,642)
                                                                                                                   -------------
                         Net investment income from the Portfolio ..........................                           2,428,380
                                                                                                                   -------------
================================================================================================================================
Expenses:                Account maintenance and distribution fees--Class B ................    $      816,924
                         Transfer agent fees--Class B ......................................           436,632
                         Administration fees ...............................................           409,347
                         Account maintenance and distribution fees--Class C ................           379,871
                         Transfer agent fees--Class C ......................................           205,945
                         Transfer agent fees--Class A ......................................           128,519
                         Transfer agent fees--Class I ......................................            87,556
                         Account maintenance fees--Class A .................................            65,520
                         Registration fees .................................................            57,371
                         Other .............................................................            45,913
                                                                                                --------------
                         Total expenses ....................................................                           2,633,598
                                                                                                                   -------------
                         Investment loss--net ..............................................                            (205,218)
                                                                                                                   -------------
================================================================================================================================
Realized &               Realized gain (loss) from the Portfolio on:
Unrealized Gain            Investments--net ................................................       (35,013,458)
(Loss) from the            Foreign currency transactions--net ..............................            73,482       (34,939,976)
Portfolio--Net:                                                                                 --------------
                         Change in unrealized appreciation on investments and foreign
                         currency transactions from the Portfolio--net .....................                           2,027,854
                                                                                                                   -------------
                         Total realized and unrealized loss from the Portfolio--net ........                         (32,912,122)
                                                                                                                   -------------
                         Net Decrease in Net Assets Resulting from Operations ..............                       $ (33,117,340)
                                                                                                                   =============
================================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the Year Ended
MERRILL LYNCH                                                                                               May 31,
INTERNATIONAL                                                                                  --------------------------------
FUND                     Increase (Decrease) in Net Assets:                                          2003              2002
===============================================================================================================================
Operations:              Investment loss--net .............................................    $     (205,218)    $  (1,541,069)
                         Realized loss on investments and foreign currency transactions
                         from the Portfolio--net ..........................................       (34,939,976)      (48,474,825)
                         Change in unrealized appreciation/depreciation on investments and
                         foreign currency transactions from the Portfolio--net ............         2,027,854         9,319,851
                                                                                               --------------     -------------
                         Net decrease in net assets resulting from operations .............       (33,117,340)      (40,696,043)
                                                                                               --------------     -------------
===============================================================================================================================
Capital Share            Net decrease in net assets derived from capital share transactions       (43,743,724)      (96,847,000)
Transactions:                                                                                  --------------     -------------
===============================================================================================================================
Net Assets:              Total decrease in net assets .....................................       (76,861,064)     (137,543,043)
                         Beginning of year ................................................       228,626,931       366,169,974
                                                                                               --------------     -------------
                         End of year* .....................................................    $  151,765,867     $ 228,626,931
                                                                                               ==============     =============
===============================================================================================================================
                        *Accumulated investment loss--net .................................    $       (8,486)    $    (107,537)
                                                                                               ==============     =============
===============================================================================================================================

      See Notes to Financial Statements.


                                     8 & 9

                                  Merrill Lynch International Fund, May 31, 2003

FINANCIAL HIGHLIGHTS

                                                                                                  Class A@@
                                                                           -------------------------------------------------------
                                                                                                                          For the
                   The following per share data and ratios have been                                                      Period
                   derived from information provided in the financial                       For the                     October 30,
MERRILL LYNCH      statements.                                                         Year Ended May 31,                1998++ to
INTERNATIONAL                                                              -------------------------------------------     May 31,
FUND               Increase (Decrease) in Net Asset Value:                   2003       2002        2001        2000        1999
==================================================================================================================================
Per Share          Net asset value, beginning of period .................. $  8.45    $   9.44    $  12.32    $  10.40    $  10.00
Operating                                                                  -------    --------    --------    --------    --------
Performance:       Investment income (loss)--net .........................     .03**        --**+     (.01)**     (.01)**      .05
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net .   (1.14)       (.99)      (2.24)       2.18         .35
                                                                           -------    --------    --------    --------    --------
                   Total from investment operations ......................   (1.11)       (.99)      (2.25)       2.17         .40
                                                                           -------    --------    --------    --------    --------
                   Less dividends and distributions:
                     In excess of investment income--net .................      --          --          --        (.07)         --
                     Realized gain on investments from the Portfolio--net       --          --        (.57)       (.18)         --
                     In excess of realized gain on investments from the
                     Portfolio--net ......................................      --          --        (.06)         --          --
                                                                           -------    --------    --------    --------    --------
                   Total dividends and distributions .....................      --          --        (.63)       (.25)         --
                                                                           -------    --------    --------    --------    --------
                   Net asset value, end of period ........................ $  7.34    $   8.45    $   9.44    $  12.32    $  10.40
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================
Total Investment   Based on net asset value per share ....................  (13.14%)    (10.49%)    (19.13%)     20.77%       4.00%@
Return:***                                                                 =======    ========    ========    ========    ========
==================================================================================================================================
Ratios to Average  Expenses+++ ...........................................    2.02%       1.87%       1.66%       1.49%       1.82%*
Net Assets:                                                                =======    ========    ========    ========    ========
                   Investment income (loss)--net .........................     .48%        .06%       (.07%)      (.08%)       .96%*
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .............. $27,838    $ 33,815    $ 42,643    $ 60,099    $ 59,373
Data:                                                                      =======    ========    ========    ========    ========
                   Portfolio turnover of the Portfolio ...................  132.93%     140.65%      88.01%      63.03%      24.19%
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================

                                                                                                   Class B
                                                                           -------------------------------------------------------
                                                                                                                          For the
                   The following per share data and ratios have been                                                      Period
                   derived from information provided in the financial                     For the                       October 30,
                   statements.                                                         Year Ended May 31,                1998++ to
                                                                           -------------------------------------------    May 31,
                   Increase (Decrease) in Net Asset Value:                  2003        2002        2001        2000        1999
==================================================================================================================================
Per Share          Net asset value, beginning of period .................. $  8.29    $   9.34    $  12.24    $  10.36    $  10.00
Operating                                                                  -------    --------    --------    --------    --------
Performance:       Investment income (loss)--net .........................    (.02)**     (.06)**     (.10)**     (.09)**      .01
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net .   (1.13)       (.99)      (2.21)       2.14         .35
                                                                           -------    --------    --------    --------    --------
                   Total from investment operations ......................   (1.15)      (1.05)      (2.31)       2.05         .36
                                                                           -------    --------    --------    --------    --------
                   Less distributions:
                     Realized gain on investments from the Portfolio--net       --          --        (.54)       (.17)         --
                     In excess of realized gain on investments from the
                     Portfolio--net ......................................      --          --        (.05)         --          --
                                                                           -------    --------    --------    --------    --------
                   Total distributions ...................................      --          --        (.59)       (.17)         --
                                                                           -------    --------    --------    --------    --------
                   Net asset value, end of period ........................ $  7.14    $   8.29    $   9.34    $  12.24    $  10.36
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================
Total Investment   Based on net asset value per share ....................  (13.87%)    (11.24%)    (19.69%)     19.68%       3.60%@
Return:***                                                                 =======    ========    ========    ========    ========
==================================================================================================================================
Ratios to Average  Expenses+++ ...........................................    2.82%       2.64%       2.44%       2.26%       2.55%*
Net Assets:                                                                =======    ========    ========    ========    ========
                   Investment income (loss)--net .........................    (.36%)      (.77%)      (.85%)      (.74%)       .12%*
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .............. $75,953    $112,586    $167,788    $224,759    $142,434
Data:                                                                      =======    ========    ========    ========    ========
                   Portfolio turnover of the Portfolio ...................  132.93%     140.65%      88.01%      63.03%      24.19%
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================

                                                                                                    Class C
                                                                           -------------------------------------------------------
                                                                                                                          For the
                   The following per share data and ratios have been                                                      Period
                   derived from information provided in the financial                       For the                     October 30,
                   statements.                                                          Year Ended May 31,               1998++ to
                                                                          ------------------------------------------      May 31,
                   Increase (Decrease) in Net Asset Value:                  2003        2002        2001        2000        1999
==================================================================================================================================
Per Share          Net asset value, beginning of period .................. $  8.29    $   9.34    $  12.24    $  10.36    $  10.00
Operating                                                                  -------    --------    --------    --------    --------
Performance:       Investment income (loss)--net .........................    (.03)**     (.07)**     (.10)**     (.09)**      .01
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net .   (1.12)       (.98)      (2.21)       2.14         .35
                                                                           -------    --------    --------    --------    --------
                   Total from investment operations ......................   (1.15)      (1.05)      (2.31)       2.05         .36
                                                                           -------    --------    --------    --------    --------
                   Less distributions:
                     Realized gain on investments from the Portfolio--net       --          --        (.54)       (.17)         --
                     In excess of realized gain on investments from the
                     Portfolio--net ......................................      --          --        (.05)         --          --
                                                                           -------    --------    --------    --------    --------
                   Total distributions ...................................      --          --        (.59)       (.17)         --
                                                                           -------    --------    --------    --------    --------
                   Net asset value, end of period ........................ $  7.14    $   8.29    $   9.34    $  12.24    $  10.36
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================
Total Investment   Based on net asset value per share ....................  (13.87%)    (11.24%)    (19.70%)     19.68%       3.60%@
Return:***                                                                 =======    ========    ========    ========    ========
==================================================================================================================================
Ratios to Average  Expenses+++ ...........................................    2.82%       2.64%       2.43%       2.26%       2.56%*
Net Assets:                                                                =======    ========    ========    ========    ========
                   Investment income (loss)--net .........................    (.42%)      (.83%)      (.88%)      (.73%)       .14%*
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .............. $32,018    $ 56,945    $109,170    $179,843    $109,047
Data:                                                                      =======    ========    ========    ========    ========
                   Portfolio turnover of the Portfolio ...................  132.93%     140.65%      88.01%      63.03%      24.19%
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+     Amount is less than $.01 per share.
++    Commencement of operations.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


                                    10 & 11

                                  Merrill Lynch International Fund, May 31, 2003

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                    Class I@@
                                                                           -------------------------------------------------------
                                                                                                                          For the
                   The following per share data and ratios have been                                                      Period
                   derived from information provided in the financial                       For the                     October 30,
MERRILL LYNCH      statements.                                                          Year Ended May 31,                1998+ to
INTERNATIONAL                                                              -------------------------------------------     May 31,
FUND               Increase (Decrease) in Net Asset Value:                  2003        2002        2001        2000        1999
==================================================================================================================================
Per Share          Net asset value, beginning of period .................. $  8.49    $   9.47    $  12.34    $  10.42    $  10.00
Operating                                                                  -------    --------    --------    --------    --------
Performance:       Investment income--net ................................     .05**       .02**       .02**       .04**       .06
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net .   (1.14)      (1.00)      (2.25)       2.16         .36
                                                                           -------    --------    --------    --------    --------
                   Total from investment operations ......................   (1.09)       (.98)      (2.23)       2.20         .42
                                                                           -------    --------    --------    --------    --------
                   Less dividends and distributions:
                     In excess of investment income--net .................      --          --          --        (.10)         --
                     Realized gain on investments from the Portfolio--net       --          --        (.59)       (.18)         --
                     In excess of realized gain on investments from the
                     Portfolio--net ......................................      --          --        (.05)         --          --
                                                                           -------    --------    --------    --------    --------
                   Total dividends and distributions .....................      --          --        (.64)       (.28)         --
                                                                           -------    --------    --------    --------    --------
                   Net asset value, end of period ........................ $  7.40    $   8.49    $   9.47    $  12.34    $  10.42
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================
Total Investment   Based on net asset value per share ....................  (12.84%)    (10.35%)    (18.91%)     20.99%       4.20%@
Return:***                                                                 =======    ========    ========    ========    ========
==================================================================================================================================
Ratios to Average  Expenses++ ............................................    1.77%       1.61%       1.41%       1.24%       1.56%*
Net Assets:                                                                =======    ========    ========    ========    ========
                   Investment income--net ................................     .67%        .22%        .15%        .33%       1.21%*
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .............. $15,957    $ 25,281    $ 46,569    $ 69,325    $ 33,958
Data:                                                                      =======    ========    ========    ========    ========
                   Portfolio turnover of the Portfolio ...................  132.93%     140.65%      88.01%      63.03%      24.19%
                                                                           =======    ========    ========    ========    ========
==================================================================================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH
INTERNATIONAL
FUND

1. Significant Accounting Policies:

Merrill Lynch International Fund (the "Fund") is a series of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master International Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at May 31, 2003 was 100%. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $106,601 have been reclassified between accumulated net realized capital losses and accumulated net investment loss and $197,668 has been reclassified between paid-in capital in


                                    12 & 13

                                  Merrill Lynch International Fund, May 31, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH
INTERNATIONAL
FUND

excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                 Account            Distribution
                                             Maintenance Fee            Fee
--------------------------------------------------------------------------------
Class A ................................           .25%                 --
Class B ................................           .25%                .75%
Class C ................................           .25%                .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                         FAMD             MLPF&S
--------------------------------------------------------------------------------
Class A ..................................                $ 4              $75
Class I ..................................                $ 4              $70
--------------------------------------------------------------------------------

For the year ended May 31, 2003, MLPF&S received contingent deferred sales charges of $387,610 and $2,664 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $43,743,724 and $96,847,000 for the years ended May 31, 2003 and May 31, 2002, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended May 31, 2003+                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,368,153        $  9,552,572
Automatic conversion of shares .........             60,532             411,208
                                               ------------        ------------
Total issued ...........................          1,428,685           9,963,780
Shares redeemed ........................         (1,636,732)        (11,335,503)
                                               ------------        ------------
Net decrease ...........................           (208,047)       $ (1,371,723)
                                               ============        ============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended May 31, 2002+                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          8,683,035        $ 73,606,641
Automatic conversion of shares .........             10,956              83,383
                                               ------------        ------------
Total issued ...........................          8,693,991          73,690,024
Shares redeemed ........................         (9,207,597)        (78,885,836)
                                               ------------        ------------
Net decrease ...........................           (513,606)       $ (5,195,812)
                                               ============        ============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended May 31, 2003                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,654,947        $ 18,017,193
Automatic conversion of shares .........            (61,915)           (411,208)
Shares redeemed ........................         (5,540,252)        (37,815,394)
                                               ------------        ------------
Net decrease ...........................         (2,947,220)       $(20,209,409)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended May 31, 2002                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,427,247        $ 19,796,963
Automatic conversion of shares .........            (11,108)            (83,383)
Shares redeemed ........................         (6,800,460)        (55,592,850)
                                               ------------        ------------
Net decrease ...........................         (4,384,321)       $(35,879,270)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended May 31, 2003                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            119,261        $    824,506
Shares redeemed ........................         (2,505,418)        (17,161,338)
                                               ------------        ------------
Net decrease ...........................         (2,386,157)       $(16,336,832)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended May 31, 2002                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,822,482        $ 15,260,808
Shares redeemed ........................         (6,641,951)        (54,779,696)
                                               ------------        ------------
Net decrease ...........................         (4,819,469)       $(39,518,888)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended May 31, 2003+                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            944,203        $  6,511,547
Shares redeemed ........................         (1,763,008)        (12,337,307)
                                               ------------        ------------
Net decrease ...........................           (818,805)       $ (5,825,760)
                                               ============        ============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended May 31, 2002+                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            579,052        $  4,736,226
Shares redeemed ........................         (2,519,981)        (20,989,256)
                                               ------------        ------------
Net decrease ...........................         (1,940,929)       $(16,253,030)
                                               ============        ============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

4. Distributions to Shareholders:

As of May 31, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net ...................        $          --
Undistributed long-term capital gains -- net ...........                   --
                                                                -------------
Total undistributed earnings -- net ....................                   --
Capital loss carryforward ..............................         (125,345,614)*
Unrealized gains -- net ................................              767,907**
                                                                -------------
Total accumulated losses -- net ........................        $(124,577,707)
                                                                =============
-----------------------------------------------------------------------------
* On May 31, 2003, the Fund had a net capital loss carryforward of $125,345,614, of which $1,667,428 expires in 2009, $76,915,134 expires in
      2010 and $46,763,052 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the deferral of post-October capital losses for tax purposes.


                                    14 & 15

                                  Merrill Lynch International Fund, May 31, 2003

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Merrill Lynch International Fund of
Mercury Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch International Fund as of May 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch International Fund as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
July 8, 2003

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                   Mercury Master International Portfolio
                   -----------------------------------------------------------------------------------------------------------------
                                                       Shares                                                             Percent of
EUROPE             Industry*                            Held                  Common Stocks                      Value    Net Assets
====================================================================================================================================
Belgium            Diversified Financial Services      65,158   Fortis                                       $ 1,075,963      0.7%
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Belgium                 1,075,963      0.7
====================================================================================================================================
Finland            Communications Equipment           180,032   Nokia Oyj 'A'                                  3,239,692      2.1
                   -----------------------------------------------------------------------------------------------------------------
                   Paper & Forest Products             76,280   UPM-Kymmene Oyj                                1,062,246      0.7
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Finland                 4,301,938      2.8
====================================================================================================================================
France             Automobiles                         22,056   PSA Peugeot Citroen                            1,007,814      0.7
                   -----------------------------------------------------------------------------------------------------------------
                   Building Products                   16,875   Compagnie de Saint-Gobain                        639,090      0.4
                   -----------------------------------------------------------------------------------------------------------------
                   Chemicals                           16,636   Air Liquide                                    2,539,722      1.7
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Banks                    55,542   BNP Paribas SA                                 2,750,212      1.8
                   -----------------------------------------------------------------------------------------------------------------
                   Food & Staples Retailing            10,574   Carrefour SA                                     473,461      0.3
                   -----------------------------------------------------------------------------------------------------------------
                   Food Products                        2,576   Groupe Danone                                    354,179      0.2
                   -----------------------------------------------------------------------------------------------------------------
                   Media                               27,590  +Vivendi Universal SA                             506,219      0.3
                   -----------------------------------------------------------------------------------------------------------------
                   Oil & Gas                           28,592   TotalFinaElf SA                                4,186,744      2.8
                   -----------------------------------------------------------------------------------------------------------------
                   Pharmaceuticals                     31,486   Aventis SA                                     1,643,491      1.1
                   -----------------------------------------------------------------------------------------------------------------
                   Road & Rail                         47,300   Autoroutes du Sud de la France                 1,413,050      0.9
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in France                 15,513,982     10.2
====================================================================================================================================
Germany            Automobiles                         24,040   Bayerische Motoren Werke (BMW) AG                830,426      0.5
                   -----------------------------------------------------------------------------------------------------------------
                   Software                             9,351   SAP AG (Systeme, Anwendungen, Produkte
                                                                in der Datenverarbeitung)                      1,049,776      0.7
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Germany                 1,880,202      1.2
====================================================================================================================================
Ireland            Commercial Banks                    93,040   Allied Irish Banks PLC                         1,394,125      0.9
                                                       90,420   Anglo Irish Bank Corporation PLC (EUR)           793,352      0.5
                                                        1,517   Anglo Irish Bank Corporation PLC (GBP)            13,260      0.0
                                                       56,325   Bank of Ireland                                  681,015      0.5
                                                                                                             -----------    -----
                                                                                                               2,881,752      1.9
                   -----------------------------------------------------------------------------------------------------------------
                   Construction Materials             107,119   CRH PLC                                        1,669,341      1.1
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Ireland                 4,551,093      3.0
====================================================================================================================================


                                    16 & 17

                                  Merrill Lynch International Fund, May 31, 2003

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                   Mercury Master International Portfolio (continued)
                   -----------------------------------------------------------------------------------------------------------------
EUROPE                                                 Shares                                                             Percent of
(continued)        Industry*                            Held                  Common Stocks                      Value    Net Assets
====================================================================================================================================
Italy              Commercial Banks                   275,680   Banca Intesa SpA                             $   586,876      0.4%
                                                      541,399   Intesa BCI SpA                                 1,732,004      1.1
                                                      486,037   Unicredito Italiano SpA                        2,223,727      1.5
                                                                                                             -----------    -----
                                                                                                               4,542,607      3.0
                   -----------------------------------------------------------------------------------------------------------------
                   Oil & Gas                          183,838   ENI SpA                                        2,966,552      2.0
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Italy                   7,509,159      5.0
====================================================================================================================================
Netherlands        Beverages                           21,817   Heineken NV                                      783,915      0.5
                   -----------------------------------------------------------------------------------------------------------------
                   Food Products                       61,384   Unilever NV 'A'                                3,588,179      2.4
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance                          118,338   Aegon NV                                       1,117,641      0.7
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in the Netherlands         5,489,735      3.6
====================================================================================================================================
Spain              Commercial Banks                    76,115   Banco Bilbao Vizcaya, SA                         751,990      0.5
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified                        156,817   Telefonica SA                                  1,761,404      1.2
                   Telecommunication Services
                   -----------------------------------------------------------------------------------------------------------------
                   Electric Utilities                  31,558   Endesa SA                                        504,790      0.3
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Spain                   3,018,184      2.0
====================================================================================================================================
Sweden             Building Products                   78,840   Assa Abloy AB 'B'                                771,333      0.5
                   -----------------------------------------------------------------------------------------------------------------
                   Machinery                           23,443   SKF AB 'B'                                       650,344      0.4
                                                       75,283   Sandvik AB                                     1,918,865      1.3
                                                                                                             -----------    -----
                                                                                                               2,569,209      1.7
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Sweden                  3,340,542      2.2
====================================================================================================================================
Switzerland        Capital Markets                     26,059   Credit Suisse Group                              704,270      0.5
                                                       29,196   UBS AG (Registered Shares)                     1,573,618      1.0
                                                                                                             -----------    -----
                                                                                                               2,277,888      1.5
                   -----------------------------------------------------------------------------------------------------------------
                   Chemicals                            1,120   Givaudan (Registered Shares)                     442,858      0.3
                   -----------------------------------------------------------------------------------------------------------------
                   Food Products                       19,095   Nestle SA (Registered Shares)                  4,002,406      2.6
                   -----------------------------------------------------------------------------------------------------------------
                   Health Care                          6,347  +Centerpulse AG (Registered Shares)             1,742,142      1.2
                   Equipment & Supplies
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance                           16,756   Swiss Re (Registered Shares)                   1,076,799      0.7
                   -----------------------------------------------------------------------------------------------------------------
                   Pharmaceuticals                    106,501   Novartis AG (Registered Shares)                4,174,345      2.8
                                                       16,156   Roche Holding AG                               1,231,748      0.8
                                                                                                             -----------    -----
                                                                                                               5,406,093      3.6
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Switzerland            14,948,186      9.9
====================================================================================================================================
United Kingdom     Auto Components                    229,352   GKN PLC                                          770,306      0.5
                   -----------------------------------------------------------------------------------------------------------------
                   Beverages                          328,291   Diageo PLC                                     3,522,955      2.3
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Banks                   364,527   Barclays PLC                                   2,568,059      1.7
                                                      166,906   Royal Bank of Scotland Group PLC               4,334,191      2.8
                                                                                                             -----------    -----
                                                                                                               6,902,250      4.5
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Services                292,606   Brambles Industries PLC                          767,026      0.5
                   & Supplies
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified                        280,937   BT Group PLC                                     886,026      0.6
                   Telecommunication Services
                   -----------------------------------------------------------------------------------------------------------------
                   Food & Staples Retailing           383,823   Tesco PLC                                      1,284,399      0.8
                   -----------------------------------------------------------------------------------------------------------------
                   Gas Utilities                      464,906   Centrica PLC                                   1,353,884      0.9
                   -----------------------------------------------------------------------------------------------------------------
                   Health Care                         65,273   Alliance Unichem PLC                             532,294      0.4
                   Providers & Services
                   -----------------------------------------------------------------------------------------------------------------
                   Hotels, Restaurants & Leisure      125,472   Compass Group PLC                                686,594      0.5
                   -----------------------------------------------------------------------------------------------------------------
                   Industrial Conglomerates            93,832   Smiths Industries PLC                          1,025,377      0.7
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance                           74,540   AVIVA PLC                                        543,446      0.4
                                                      203,810   Prudential Corporation PLC                     1,268,866      0.8
                                                                                                             -----------    -----
                                                                                                               1,812,312      1.2
                   -----------------------------------------------------------------------------------------------------------------
                   Media                               31,768   Pearson PLC                                      296,669      0.2
                                                      289,244   Reed Elsevier PLC                              2,374,154      1.6
                                                      159,669   WPP Group PLC                                  1,281,810      0.8
                                                                                                             -----------    -----
                                                                                                               3,952,633      2.6
                   -----------------------------------------------------------------------------------------------------------------
                   Metals & Mining                    431,980   Billiton PLC                                   2,247,058      1.5
                                                      107,705   Rio Tinto PLC (Registered Shares)              2,110,444      1.4
                                                                                                             -----------    -----
                                                                                                               4,357,502      2.9
                   -----------------------------------------------------------------------------------------------------------------
                   Multi-Utilities &                  410,889   National Grid Group PLC                        2,655,696      1.7
                   Unregulated Power
                   -----------------------------------------------------------------------------------------------------------------
                   Oil & Gas                          903,576   BP Amoco PLC                                   6,187,964      4.1
                                                      664,791   Shell Transport & Trading Company              4,367,534      2.8
                                                                                                             -----------    -----
                                                                                                              10,555,498      6.9
                   -----------------------------------------------------------------------------------------------------------------
                   Paper & Forest Products            319,973   Bunzl PLC                                      2,275,149      1.5
                   -----------------------------------------------------------------------------------------------------------------
                   Pharmaceuticals                     47,881   AstraZeneca Group PLC                          1,939,966      1.3
                                                      219,223   GlaxoSmithKline PLC                            4,327,928      2.8
                                                                                                             -----------    -----
                                                                                                               6,267,894      4.1
                   -----------------------------------------------------------------------------------------------------------------
                   Tobacco                             59,913   British American Tobacco PLC                     643,429      0.4
                                                       25,757   Imperial Tobacco Group PLC                       464,189      0.3
                                                                                                             -----------    -----
                                                                                                               1,107,618      0.7
                   -----------------------------------------------------------------------------------------------------------------
                   Transportation Infrastructure       31,591   BAA PLC                                          252,575      0.2
                   -----------------------------------------------------------------------------------------------------------------


                                    18 & 19

                                  Merrill Lynch International Fund, May 31, 2003

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                   Mercury Master International Portfolio (concluded)
                   -----------------------------------------------------------------------------------------------------------------
EUROPE                                                Shares                                                              Percent of
(concluded)        Industry*                           Held                   Common Stocks                     Value     Net Assets
====================================================================================================================================
United Kingdom     Water Utilities                    126,196   Severn Trent PLC                            $  1,546,515      1.0%
(concluded)        -----------------------------------------------------------------------------------------------------------------
                   Wireless Telecommunication       3,053,637   Vodafone Group PLC                             6,628,879      4.4
                   Services
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in the United Kingdom     59,143,382     38.9
====================================================================================================================================
                                                                Total Common Stocks in Europe
                                                                (Cost--$109,049,520)                         120,772,366     79.5
====================================================================================================================================
NORTH AMERICA
====================================================================================================================================
United States      Software                            42,805  +Amdocs Limited                                   835,126      0.6
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in North America
                                                                (Cost--$776,472)                                 835,126      0.6
====================================================================================================================================
PACIFIC BASIN/ASIA
====================================================================================================================================
Australia          Beverages                          239,285   Foster's Brewing Group Limited                   667,381      0.4
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Banks                    27,950   Commonwealth Bank of Australia                   514,353      0.3
                                                       47,100   National Australia Bank Limited                1,015,929      0.7
                                                      110,000   Westpac Banking Corporation Limited            1,168,409      0.8
                                                                                                             -----------    -----
                                                                                                               2,698,691      1.8
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified                         71,775   Telstra Corporation Limited                      210,943      0.1
                   Telecommunication Services
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Australia               3,577,015      2.3
====================================================================================================================================
Hong Kong          Commercial Banks                    97,125   HSBC Holdings PLC                              1,147,290      0.7
                   -----------------------------------------------------------------------------------------------------------------
                   Electric Utilities                 140,000   Hongkong Electric Holdings Limited               558,295      0.4
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Hong Kong               1,705,585      1.1
====================================================================================================================================
Japan              Air Freight & Logistics             70,000   Yamato Transport Co., Ltd.                       748,547      0.5
                   -----------------------------------------------------------------------------------------------------------------
                   Automobiles                        121,600   Nissan Motor Co., Ltd.                           958,729      0.6
                   -----------------------------------------------------------------------------------------------------------------
                   Chemicals                           79,000   Kuraray Co., Ltd.                                472,923      0.3
                                                       39,900   Shin-Etsu Chemical Co., Ltd.                   1,220,969      0.8
                                                                                                             -----------    -----
                                                                                                               1,693,892      1.1
                   -----------------------------------------------------------------------------------------------------------------
                   Consumer Finance                    19,550   Promise Co., Ltd.                                756,795      0.5
                   -----------------------------------------------------------------------------------------------------------------
                   Electric Utilities                  63,000   Chubu Electric Power Company,
                                                                Incorporated                                   1,245,726      0.8
                   -----------------------------------------------------------------------------------------------------------------
                   Food & Staples Retailing            13,000   Lawson Inc.                                      389,114      0.3
                   -----------------------------------------------------------------------------------------------------------------
                   Food Products                       63,400   Katokichi Co., Ltd.                            1,035,773      0.7
                   -----------------------------------------------------------------------------------------------------------------
                   Health Care                         50,000   Olympus Optical Co., Ltd.                        944,777      0.6
                   Equipment & Supplies
                   -----------------------------------------------------------------------------------------------------------------
                   Household Products                  39,000   Kao Corporation                                  717,361      0.5
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance                               59   Millea Holdings, Inc.                            426,696      0.3
                   -----------------------------------------------------------------------------------------------------------------
                   Leisure Equipment & Products        77,000   Fuji Photo Film                                2,130,931      1.4
                   -----------------------------------------------------------------------------------------------------------------
                   Office Electronics                  81,000   Canon, Inc.                                    3,386,146      2.2
                   -----------------------------------------------------------------------------------------------------------------
                   Pharmaceuticals                     48,500   Takeda Chemical Industries, Ltd.               1,901,802      1.3
                   -----------------------------------------------------------------------------------------------------------------
                   Road & Rail                            221   East Japan Railway Company                     1,062,455      0.7
                   -----------------------------------------------------------------------------------------------------------------
                   Trading Companies &                217,000   Mitsubishi Corporation                         1,355,286      0.9
                   Distributors
                   -----------------------------------------------------------------------------------------------------------------
                   Wireless Telecommunication             893   NTT DoCoMo, Inc.                               1,874,027      1.2
                   Services
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Japan                  20,628,057     13.6
====================================================================================================================================
Singapore          Commercial Banks                   116,000   United Overseas Bank Ltd.                        742,304      0.5
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Singapore                 742,304      0.5
====================================================================================================================================
                                                                Total Common Stocks in the Pacific
                                                                Basin/Asia (Cost--$27,000,672)                26,652,961     17.5
====================================================================================================================================

                                                 Shares Held/
                                              Beneficial Interest            Short-Term Securities
====================================================================================================================================
                                                   $2,260,598   Merrill Lynch Liquidity Series, LLC
                                                                Cash Sweep Series I (a)                        2,260,598      1.5
                                                   $3,765,970   Merrill Lynch Liquidity Series, LLC
                                                                Money Market Series (a)(b)                     3,765,970      2.5
                                                    2,027,830   Merrill Lynch Premier Institutional
                                                                Fund (a)(b)                                    2,027,830      1.3
                   -----------------------------------------------------------------------------------------------------------------
                                                                Total Short-Term Securities
                                                                (Cost--$8,054,398)                             8,054,398      5.3
====================================================================================================================================
                   Total Investments (Cost--$144,881,062)                                                    156,314,851    102.9

                   Liabilities in Excess of Other Assets                                                      (4,342,509)    (2.9)
                                                                                                            ------------    -----
                   Net Assets                                                                               $151,972,342    100.0%
                                                                                                            ============    =====
====================================================================================================================================

* For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
+     Non-income producing security.
(a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                       Dividend/
                                                             Net       Interest
      Affiliate                                           Activity      Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep
      Series I                                           $2,260,598     $ 6,128
      Merrill Lynch Liquidity Series, LLC Money
      Market Series                                      $3,765,970     $25,372
      Merrill Lynch Premier Institutional Fund            2,027,830     $32,194
      --------------------------------------------------------------------------

(b)   Security was purchased with the cash proceeds from securities loans.

      See Notes to Financial Statements.


                                    20 & 21

                                  Merrill Lynch International Fund, May 31, 2003

STATEMENT OF ASSETS AND LIABILITIES

MERCURY MASTER
INTERNATIONAL
PORTFOLIO                As of May 31, 2003
===============================================================================================================================
Assets:                  Investments, at value (including securities loaned of $5,473,855)
                         (identified cost--$144,881,062) ...................................                      $ 156,314,851
                         Cash ..............................................................                            131,535
                         Foreign cash (cost--$18) ..........................................                                 12
                         Receivables:
                           Dividends .......................................................    $   2,164,730
                           Securities sold .................................................          612,798
                           Contributions ...................................................           71,577
                           Securities lending--net .........................................           28,172
                           Interest ........................................................            1,897         2,879,174
                                                                                                -------------
                         Prepaid expenses ..................................................                             33,132
                                                                                                                  -------------
                         Total assets ......................................................                        159,358,704
                                                                                                                  -------------
===============================================================================================================================
Liabilities:             Collateral on securities loaned, at value .........................                          5,793,800
                         Payables:
                           Securities purchased ............................................        1,108,529
                           Withdrawals .....................................................          351,749
                           Investment adviser ..............................................           85,905
                           Other affiliates ................................................              518         1,546,701
                                                                                                -------------
                         Accrued expenses ..................................................                             45,861
                                                                                                                  -------------
                         Total liabilities .................................................                          7,386,362
                                                                                                                  -------------
===============================================================================================================================
Net Assets:              Net assets ........................................................                      $ 151,972,342
                                                                                                                  =============
===============================================================================================================================
Net Assets               Investors' capital ................................................                      $ 140,273,128
Consist of:              Unrealized appreciation on investments and foreign currency
                         transactions--net .................................................                         11,699,214
                                                                                                                  -------------
                         Net assets ........................................................                      $ 151,972,342
                                                                                                                  =============
===============================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MERCURY MASTER
INTERNATIONAL
PORTFOLIO                For the Year Ended May 31, 2003
===============================================================================================================================
Investment Income:       Dividends (net of $463,952 foreign withholding tax) ...............                      $   3,924,935
                         Securities lending--net ...........................................                             57,566
                         Interest ..........................................................                             30,521
                                                                                                                  -------------
                         Total income ......................................................                          4,013,022
                                                                                                                  -------------
===============================================================================================================================
Expenses:                Investment advisory fees ..........................................    $   1,230,358
                         Custodian fees ....................................................          147,592
                         Accounting services ...............................................          108,390
                         Professional fees .................................................           55,562
                         Trustees' fees and expenses .......................................           30,318
                         Printing and shareholder reports ..................................            3,963
                         Pricing fees ......................................................            2,801
                         Other .............................................................            5,658
                                                                                                -------------
                         Total expenses ....................................................                          1,584,642
                                                                                                                  -------------
                         Investment income--net ............................................                          2,428,380
                                                                                                                  -------------
===============================================================================================================================
Realized & Unreal-       Realized gain (loss) from:
ized Gain (Loss) on        Investments--net ................................................      (35,013,473)
Investments &              Foreign currency transactions--net ..............................           73,482       (34,939,991)
Foreign Currency                                                                                -------------
Transactions--Net:       Change in unrealized appreciation on:
                           Investments--net ...............................................        1,791,895
                           Foreign currency transactions--net ..............................          235,953         2,027,848
                                                                                                -------------
                                                                                                                  -------------
                         Total realized and unrealized loss on investments and foreign
                         currency transactions--net ........................................                        (32,912,143)
                                                                                                                  -------------
                         Net Decrease in Net Assets Resulting from Operations ..............                      $ (30,483,763)
                                                                                                                  =============
===============================================================================================================================

      See Notes to Financial Statements.


                                    22 & 23

                                  Merrill Lynch International Fund, May 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the Year Ended
MERCURY MASTER                                                                                              May 31,
INTERNATIONAL                                                                                   -------------------------------
PORTFOLIO                Increase (Decrease) in Net Assets:                                           2003             2002
===============================================================================================================================
Operations:              Investment income--net ............................................    $   2,428,380     $   2,500,266
                         Realized loss on investments and foreign currency transactions--net      (34,939,991)      (48,474,840)
                         Change in unrealized appreciation/depreciation on investments and
                         foreign currency transactions--net ................................        2,027,848         9,319,856
                                                                                                -------------     -------------
                         Net decrease in net assets resulting from operations ..............      (30,483,763)      (36,654,718)
                                                                                                -------------     -------------
===============================================================================================================================
Capital                  Proceeds from contributions .......................................       20,777,102       113,784,649
Transactions:            Fair value of withdrawals .........................................      (67,446,635)     (214,723,946)
                                                                                                -------------     -------------
                         Net decrease in net assets derived from capital transactions ......      (46,669,533)     (100,939,297)
                                                                                                -------------     -------------
===============================================================================================================================
Net Assets:              Total decrease in net assets ......................................      (77,153,296)     (137,594,015)
                         Beginning of year .................................................      229,125,638       366,719,653
                                                                                                -------------     -------------
                         End of year .......................................................    $ 151,972,342     $ 229,125,638
                                                                                                =============     =============
===============================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                                          For the
                                                                                                                          Period
                                                                                            For the                      Oct. 30,
MERCURY MASTER                                                                         Year Ended May 31,                1998+ to
INTERNATIONAL        The following ratios have been derived from         ---------------------------------------------    May 31,
PORTFOLIO            information provided in the financial statements       2003        2002        2001        2000        1999
==================================================================================================================================
Total Investment                                                            (11.64%)     (9.27%)        --          --          --
Return:**                                                                =========   =========   =========   =========   =========
==================================================================================================================================
Ratios to Average    Expenses ........................................         .97%        .94%        .89%        .84%        .95%*
Net Assets:                                                              =========   =========   =========   =========   =========
                     Investment income--net ..........................        1.48%        .92%        .68%        .67%       1.76%*
                                                                         =========   =========   =========   =========   =========
==================================================================================================================================
Supplemental         Net assets, end of period (in thousands) ........   $ 151,972   $ 229,126   $ 366,720   $ 534,583   $ 345,374
Data:                                                                    =========   =========   =========   =========   =========
                     Portfolio turnover ..............................      132.93%     140.65%      88.01%      63.03%      24.19%
                                                                         =========   =========   =========   =========   =========
==================================================================================================================================

*     Annualized.
** Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Commencement of operations.

      See Notes to Financial Statements.


                                    24 & 25

                                  Merrill Lynch International Fund, May 31, 2003

NOTES TO FINANCIAL STATEMENTS

MERCURY MASTER
INTERNATIONAL
PORTFOLIO

1. Significant Accounting Policies:

Mercury Master International Portfolio (the "Portfolio") is part of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges or Nasdaq National are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Trust's Board of Trustees or by the investment adviser using a pricing service and/or procedures approved by the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movement and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is considered as a "pass through" entity for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


                                    26 & 27

                                  Merrill Lynch International Fund, May 31, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

MERCURY MASTER
INTERNATIONAL
PORTFOLIO

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIMIL is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the following annual rates: .75% of the Portfolio's average daily net assets not exceeding $500 million and .70% of average daily net assets in excess of $500 million. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. MLIMIL has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that MLIMIL actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIMIL, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIMIL or its affiliates. For the year ended May 31, 2003, MLIM, LLC received $24,822 in securities lending agent fees.

In addition, MLPF&S received $20,500 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended May 31, 2003.

For the year ended May 31, 2003, the Portfolio reimbursed MLIMIL $4,445 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIMIL, FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2003 were $218,630,604 and $266,010,793, respectively.

Net realized gains (losses) for the year ended May 31, 2003 and net unrealized gains as of May 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                 Realized            Unrealized
                                              Gains (Losses)            Gains
--------------------------------------------------------------------------------
Long-term investments .................        $(33,155,804)        $ 11,433,789
Financial futures contracts ...........          (1,857,669)                  --
Forward foreign exchange
contracts .............................              53,677                   --
Foreign currency transactions .........              19,805              265,425
                                               ------------         ------------
Total .................................        $(34,939,991)        $ 11,699,214
                                               ============         ============
--------------------------------------------------------------------------------

As of May 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $8,098,691, of which $15,091,508 related to appreciated securities and $6,992,817 related to depreciated securities. At May 31, 2003, the aggregate cost of investments for Federal income tax purposes was $148,216,160.

4. Commitments:

At May 31, 2003, the Portfolio had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $619,000 and $121,000, respectively.

5. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by MLIMIL and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio did not borrow under the credit agreement during the year ended May 31, 2003.

INDEPENDENT AUDITORS' REPORT

To the Investors and Board of Trustees of Mercury Master International Portfolio of
Mercury Master Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Master International Portfolio as of May 31, 2003 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Master International Portfolio as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
July 8, 2003


                                    28 & 29

                                  Merrill Lynch International Fund, May 31, 2003

OFFICERS AND DIRECTORS/TRUSTEES

                                                                                                         Number of     Other Public
                                                                                                      Portfolios in    Directorships
                           Position(s)   Length                                                        Fund Complex       Held by
                               Held      of Time                                                        Overseen by      Director/
Name        Address & Age   with Fund    Served      Principal Occupation(s) During Past 5 Years      Director/Trustee    Trustee
====================================================================================================================================
        Interested Director/Trustee
====================================================================================================================================
Terry K.    P.O. Box 9011    President  1999 to    President and Chairman of Merrill Lynch Invest-        114 Funds         None
Glenn*      Princeton, NJ    and        present    ment Managers, L.P. ("MLIM")/Fund Asset             159 Portfolios
            08543-9011       Director/  and        Management, L.P. ("FAM")--Advised Funds since
            Age: 62          Trustee    1998 to    1999; Chairman (Americas Region) of MLIM from
                                        present    2000 to 2002; Executive Vice President of MLIM
                                                   and FAM (which terms as used herein include
                                                   their corporate predecessors) from 1983 to 2002;
                                                   President of FAM Distributors, Inc. ("FAMD") from
                                                   1986 to 2002 and Director thereof from 1991 to
                                                   2002; Executive Vice President and Director of
                                                   Princeton Services, Inc. ("Princeton Services")
                                                   from 1993 to 2002; President of Princeton
                                                   Administrators, L.P. from 1989 to 2002; Director of
                                                   Financial Data Services, Inc. from 1985 to 2002.
          ==========================================================================================================================
          * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
            MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the
            Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services, and Princeton Administrators, L.P. The
            Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until
            December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of
            Directors/Trustees.
====================================================================================================================================

                                                                                                          Number of    Other Public
                                                                                                       Portfolios in   Directorships
                           Position(s)  Length                                                          Fund Complex      Held by
                               Held     of Time                                                          Overseen by     Director/
Name        Address & Age   with Fund   Served*      Principal Occupation(s) During Past 5 Years      Director/Trustee    Trustee
====================================================================================================================================
        Independent Directors/Trustees
====================================================================================================================================
David O.    P.O. Box 9095    Director/  1998 to    Professor of Finance and Economics at the               8 Funds         None
Beim        Princeton, NJ    Trustee    present    Columbia University Graduate School of Business     15 Portfolios
            08543-9095                             since 1991; Chairman of Outward Bound U.S.A. 1997
            Age: 62                                to 2002; Trustee of Phillips Exeter
                                                   Academy; Chairman of Wave Hill, Inc. since 1990.
====================================================================================================================================
James T.    P.O. Box 9095    Director/  1998 to    Chief Financial Officer of J.P. Morgan & Co., Inc.      8 Funds         None
Flynn       Princeton, NJ    Trustee    present    from 1990 to 1995.                                  15 Portfolios
            08543-9095
            Age: 63
====================================================================================================================================
Todd        P.O. Box 9095    Director/  2002 to    General Partner of Gibbons, Goodwin, van                8 Funds         None
Goodwin     Princeton, NJ    Trustee    present    Amerongen (investment banking firm) since 1984.     15 Portfolios
            08543-9095
            Age: 71
====================================================================================================================================
George W.   P.O. Box 9095    Director/  2002 to    Managing Partner of Bradley Resources Company           8 Funds     Thoratec
Holbrook    Princeton, NJ    Trustee    present    (private investment company) and associated with    15 Portfolios   Laboratories
            08543-9095                             that firm and its predecessors since 1953; Director                 Corporation
            Age: 72                                of Thoratec Laboratories Corporation (medical
                                                   device manufacturers).
====================================================================================================================================
W. Carl     P.O. Box 9095    Director/  1998 to    Mizuho Financial Group Professor of Finance,            8 Funds         None
Kester      Princeton, NJ    Trustee    present    Senior Associate Dean and Chairman of the MBA       15 Portfolios
            08543-9095                             Program of Harvard University Graduate School of
            Age: 51                                Business Administration since 1999; Serves on the
                                                   Board of Advisors of Security Leasing Partners.
====================================================================================================================================
Karen P.    P.O. Box 9095    Director/  1998 to    President of Robards & Company, a financial advi-       8 Funds     Enable
Robards     Princeton, NJ    Trustee    present    sory firm providing services to companies in the    15 Portfolios   Medical
            08543-9095                             health care industry since 1987; Director of Enable                 Corporation;
            Age: 53                                Medical Corporation since 1996; Director of                         Atricure,
                                                   Atricure, Inc. since 2000; Director of Cone Muse,                   Inc.
                                                   from 1996 to 2000; Founder and President of
                                                   The Cooke Center for Learning and Development,
                                                   a non profit educational organization since 1987.
          ==========================================================================================================================
          * The Directors/Trustees term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until
            December 31 of the year in which they turn 72.
====================================================================================================================================

                           Position(s)  Length
                               Held     of Time
Name        Address & Age   with Fund   Served*               Principal Occupation(s) During Past 5 Years
====================================================================================================================================
        Fund Officers
====================================================================================================================================
Donald C.   P.O. Box 9011    Vice       1998 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof
Burke       Princeton, NJ    President  present    since 1999; Senior Vice President and Treasurer of Princeton Services since
            08543-9011       and        and 1999   1999; Vice President of FAMD since 1999; Director of MLIM Taxation
            Age: 42          Treasurer  to present since 1990.
====================================================================================================================================
Robert C.   P.O. Box 9011    Senior     2002 to    President of MLIM and member of the Executive Management Committee of
Doll, Jr.   Princeton, NJ    Vice       present    ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior Portfolio
            08543-9011       President             Manager of MLIM since 1999; Chief Investment Officer of Equities at Oppen-
            Age: 48                                heimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds, Inc.
                                                   from 1991 to 1999.
====================================================================================================================================
Ian Rowley  P.O. Box 9011    Vice       2002 to    Managing Director of MLIM since 2003; Director (Equities) of MLIM from
            Princeton, NJ    President  present    2001 to 2003.
            08543-9011
            Age: 41
====================================================================================================================================
Phillip S.  P.O. Box 9011    Secretary  2003 to    First Vice President of MLIM since 2001; Director from 2000 to 2001; Vice
Gillespie   Princeton, NJ               present    President from 1999 to 2000 and Attorney associated with MLIM since 1998;
            08543-9011                             Assistant General Counsel of Chancellor LGT Asset Management, Inc.
            Age: 39                                from 1997 to 1998.
          ==========================================================================================================================
          * Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.
====================================================================================================================================

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


                                     30 & 31

[LOGO] Merrill Lynch Investment Managers

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch International Fund
Of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper            #MLINTL--5/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
         2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state. N/A

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch International Fund of Mercury Funds, Inc.


        By: /s/ Terry K. Glenn
            ------------------
            Terry K. Glenn,
            President of
            Merrill Lynch International Fund of Mercury Funds, Inc.

        Date: July 23, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------
            Terry K. Glenn,
            President of
            Merrill Lynch International Fund of Mercury Funds, Inc.

           Date: July 23, 2003


        By: /s/ Donald C. Burke
            -------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch International Fund of Mercury Funds, Inc.

        Date: July 23, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.